Annual

Meeting

May 19,

2009

President and CEO – Francis J. Evanitsky

Juniata Valley Financial Corp.
Stability and Strength
Through Superior Performance

Our Message is Simple and Clear

No neon lights.

No loss-leader promotions.

Competent and  caring professionals.

Broad array of products and services suited to the
needs of our customers.

Carefully designed to be offered with pride.

We listen, then act.

This has been our way for 141 years.

Results

Strong, stable financial condition.

Performance consistently exceeding peers.

Capital Strength - Risk-based capital more
than twice regulatory requirements for
“well-capitalized” category.

Liquidity more than double policy minimums.

No need for “help” from our government.

Profitability among highest in industry.

2008 Improvements over 2007

Increase in net income: 5.3%

Increase in fully diluted earnings per share: 7.4%

Increase in return on average equity: 3.1%

Increase in return on average assets: 4.7%

Increase in fully tax-equivalent net interest
margin: 4.1%

Reduction in noninterest expense: 1.6%

Strong Capacity to Pay Dividends

While many financial services companies have
decreased or eliminated dividends to shareholders
because of capital and liquidity concerns, we
increased our regular dividend again in 2008.

On April 21, our Board of Directors has declared a
regular quarterly dividend in the amount of $0.19
per share.

Year to date in 2009, the dividend is 5.5%
higher than in 2008.

Regular Dividend per Share
$0.80
$0.75
$0.70
$0.65
$0.60
$0.55
$0.50
$0.45
$0.40
$0.35
$0.30
2000 2001 2002 2003 2004 2005 2006 2007 2008
$0.38
$0.40
$0.44
$0.50
$0.57
$0.61
$0.66
$0.70
$0.74

Historical Regular Dividend Activity

Annual Percentage Increase

2001

5.3%

2002

10.0%

2003

13.6%

2004

14.0%

2005

7.0%

2006

8.2%

2007

6.1%

2008

5.7%

Juniata Valley Stock Trades

In spite of performance, stock has been trading at lower
levels than in the past.

General disfavor of financial institutions has affected the
perceived value of our stock, but not to the same degree
as our peers.

Have withstood negative industry trends better than
many others in our sector.

Current market values do not reflect our strong financial
accomplishments.

Comparison to Local Peers

Stock Value

                                Shareholder Return

Stockholder Total Return – 5 Year

Assumptions

Investment made on 12/31/2003

Selected Local Peers

FMFP – First Community
Financial Corp.

KISB – Kish Bancorp

MPB – Mid Penn Bancorp

MIFF – Mifflinburg B&T

NUBC – Northumberland
Bancorp

ORRF – Orrstown Financial
Services

FNB – FNB of Pennsylvania

Definition

Total return of a security
over a period, including
price appreciation and
the reinvestment of
dividends. Dividends are
assumed to be
reinvested at the closing
price of the security on
the ex-date of the
dividend.

Selected Local Peers - 12/31/2003 - 05/12/2009 Total Return Performance
Total Return (%)
80
60
40
20
0
-20
-40
-60
12/03
10/04
8/05
5/06
3/07
12/07
10/08
Selected Local Peers (-32.21%)
JUVF (+19.63%)
Russell 3000 (-7.28%)

Juniata
Valley

Vs.

Composite of
Selected
Peers

and

National
Index

40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-5%
36%
-29%
26%
37%
17%
-2%
-8%
-13%
Peer Average
Juniata Valley
Kish Bancorp
First Community
Mifflinburg B&T
Mid Penn Bancorp
Orrstown Financial
F.N.B. Corp
Northumberland Bancorp

Total Return Performance – 5 Year
Initial Investment 12/31/03 to 12/31/08

17 Month Investment 12/31/07-05/12/09
29 Month Investment 12/31/06-05/12/09
Juniata Valley
-16%
-14%
Russell 3000
-35%
-33%
Local Peers
-31%
-42%
-50%
-40%
-30%
-20%
-10%
0%

Total Return
in Shortened Investment Period

Independent Performance Analysis

Pennsylvania Bank Performance Report 2008

Analysis by FMC (Financial Management Consulting
Group) from Kentucky.

Ranks 143 banks in Pennsylvania on all major
performance components.

Juniata Valley Bank ranks  6th  in the state for
overall performance in 2008.

Our Record

Speaks for itself.

Our People

Dedicated to our success.

Team of experienced senior officers.

Backed up by devoted middle managers.

Supported by competent staff.

Oversight by seasoned board of directors.

THE TIMES, PORT ROYAL, PA – WEDNESDAY, MARCH 11, 2009

THIS N' THAT IN JUNIATA COUNTY

by Deb Brackbill

Fran Evanitsky of the Juniata Valley Bank offers some tips on coping with today's economy.

No matter where you go these days, the topic of conversation eventually turns to the economy. People here in Juniata County are feeling the effects just like everyone else is. I've always liked to sit back and listen to people talking. (Moe says I have nose problems, but I've learned a lot by keeping my mouth shut and my ears open.) I've heard students worrying about their college loans and displaced workers wondering how to make ends meet. I've listened to friends and strangers alike grumbling about how prices on everything are sky rocketing and I've heard senior citizens saying that they can't afford all their medicines – picking up what they can pay for and leaving the rest behind.

Over the last few weeks I've had the opportunity to talk to several people who lived through the Great Depression. They all agree that times are rough right now, but they've seen them much worse. They are also confident that things will eventually get better, but what can we do to get by till they do?

I decided to talk to two well-known and respected members of our community to get some answers to just that question.

The first gentleman I talked to was Mr. Fran Evanitsky, President and Chief Executive Officer of Juniata Valley Financial Corp. The first question I asked him was what advice he would give to someone who has suddenly found themselves out of work. First, determine what income is coming in and what the monthly expenses are. When that's been determined, work out a payment plan with the funds that you have. Everybody's situation is different. Do you have a one-income or a two-income family? If one wage earner is still working, then try to consolidate your debts. If both are out of work, then it's time to work with your creditors to see what arrangements can be made. He has found that most creditors will try and work something out, and the worst thing you can do is just to try and ignore the problem.

My next question concerned credit cards. Mr. Evanitsky feels that they serve a purpose but when people pay only the minimum payments it takes a long time to pay them off. People who try to weather a financial crisis by putting everything on their credit cards are only making the problem worse. When people find themselves with huge credit card debt they sometimes panic and try to solve the problem by taking out a second mortgage. He advises against this but says that sometimes this is the only option they have.

I asked about the ads we all see for companies that claim they can clean up credit card debt. He explained that these companies usually go to the credit card company (for a fee) and try to make a deal to pay pennies on the dollar. What they don't tell you is that this is almost like filing for bankruptcy.

Mr. Evanitsky explained that the Juniata Valley Bank tries to train their Branch Managers to counsel people seeking loans on what they can afford so they don't find themselves in trouble somewhere down the road. The sad truth is that nearly 70% of the American public lives paycheck to paycheck; and when something goes bad, people struggle. He doesn't recommend borrowing from retirement accounts either, unless it's as a last resort. He feels that things will get better, and you'll need that money later on.

When asked about investing in the stock market, he said that it depends on several factors – your age, how close to retirement you are and what your risk tolerance is. If you're already in the market, you've already taken a loss. He advises to sit down with your financial advisor and listen to their advice. History shows that a down turn in the market typically makes a recovery. People are living longer today so they need to be invested in something other than CDs or they could find themselves outliving their money.

I asked about the young people who are worried about finding money for college. He told me that the stimulus package that was recently passed contains grant money to help these students find the money they need for college.

My next question was about people who might be thinking about buying a new house or car. He assured me that this is an excellent time to do either. If you have the credit worthiness, the money is there waiting for you. This is a buyer's market, with great deals on both houses and automobiles.

My last question was about the trouble involving the banking industry. He assured me that the problem lies with 8-9 large banks. People watch the news at night and get worried. He says that he doesn't know of any banks in this area that are having trouble. If people are concerned abut their bank he urges them to go in and talk to their banker. All banks are required to put out quarterly statements so if you're worried, request a copy to read.

Mr. Evanitsky wants everyone to know that the Juniata Valley Bank is very liquid, well capitalized, and profitable and has plenty of money to lend to those who are eligible.

Assuring our
Customers

Firmly planted in Central Pennsylvania

Rural Central Pennsylvania

Serving the Juniata Valley

Financial Performance

Presented by JoAnn McMinn, Chief Financial Officer

Juniata Valley Financial Corp.

2008

2007

2006

Net interest
income

          $16,173,000

          $15,663,000

          $14,552,000

Loan loss
provision

                     (421,000)

                     (120,000)

                         (54,000)

Non-interest
income

                  4,558,000

                  4,218,000

                  3,649,000

Security
transactions

                     (521,000)

                         (19,000)

                        181,000

Non-interest
expense

           (12,008,000)

           (12,209,000)

           (11,245,000)

Income tax
expense

               (2,057,000)

               (2,099,000)

               (2,081,000)

Net income

              $5,724,000

              $5,434,000

              $5,002,000

Juniata Valley Financial Corp.

2008

2007

Change

ROAA

          1.34%

          1.28%

          4.7%

ROAE

      11.76%

      11.41%

          3.1%

Yield on Earning Assets

          6.48%

          6.88%

       (5.8)%

Cost of Funding

          2.33%

          2.85%

   (18.2)%

Net Interest Margin (tax  equivalent)

          4.34%

          4.17%

          4.1%

Non-interest income /AA

          1.06%

          0.99%

          7.1%

Non-interest expense/AA

          2.80%

          2.87%

       (2.4)%

Net non-interest expense/AA

          1.74%

          1.88%

       (7.4)%

Earnings per share (FD)

      $1.31

      $1.22

          7.4%

Key Factors Affecting 2008 Results

Interest rate environment – an increase in the net interest margin during swiftly changing rate environment

Loan growth
    - Increased $17 million, or 5.7% from year-end 2007 at year-end 2008

Allowance for Loan Loss adequacy

Changes in depositor preferences
- Shift from interest-bearing transaction accounts to term Certificates of Deposit

Other-than-temporary impairment charges on equities portfolio

Staffing turnover

Non-interest income improvement

Non-interest expense reduction

Comparison to Local Peers

Financial Performance

Local Peer Group

Corporation

Assets at
12/31/08
(in millions)

Principal Bank

Mid Penn Bancorp

$572

Mid Penn Bank

Kish Bancorp

$473

Kish Bank

First Community Financial
Corporation

$326

FNB Mifflintown

Mifflinburg Bancorp, Inc

$275

Mifflinburg Bank & Trust

Orrstown Financial Services

$1,052

Orrstown Bank

Northumberland Bancorp

$369

Northumberland National Bank

F.N.B. Corporation

$8,365

First National Bank of PA

Juniata Valley Financial
Corp

$428

Juniata Valley Bank

Sources for all Peer Data: SNL Financial and Company Annual Reports

For the Year 2008

Corporation

ROA

ROE

Net
Interest
Margin

Non-
Interest
Income to
Average
Assets

Non-
Interest
Expense to
Average
Assets

Mid Penn

0.67%

8.83%

3.50%

0.68%

2.74%

Kish

0.84%

12.75%

3.37%

0.81%

2.73%

First Community

0.73%

10.52%

3.20%

0.72%

2.50%

Mifflinburg

1.15%

10.84%

3.62%

0.60%

2.35%

Orrstown

1.38%

13.20%

3.93%

1.63%

2.98%

F.N.B. Corp

0.46%

4.20%

3.88%

1.33%

2.89%

Northumberland

0.71%

9.32%

2.46%

0.46%

1.79%

Juniata Valley

1.34%

11.76%

4.34%

1.06%

2.80%

Peer Average

0.85%

9.95%

3.42%

0.89%

2.57%

1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.34%
0.85%
Juniata Valley
Peer Average

12.00%
11.50%
11.00%
10.50%
10.00%
9.50%
9.00%
11.76%
9.95%
Juniata Valley
Peer Average

Return on Average
Assets

Return on Average
Equity

2008 Key Performance Ratio Comparisons to Local Peer Group

5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
4.34%
3.42%
Juniata Valley
Peer Average

1.10%
1.05%
1.00%
0.95%
0.90%
0.85%
0.80%
1.06%
0.89%
Juniata Valley
Peer Average

3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.80%
2.57%
Juniata Valley
Peer Average

Net Interest Margin

Non-Interest Income /
Average Assets

2008 Key Performance Ratio Comparisons to Local Peer Group

Non-Interest Expense/
Average Assets

0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.61%
0.81%
Juniata Valley
Peer Average

0.14%
0.12%
0.10%
0.08%
0.06%
0.04%
0.02%
0.00%
0.04%
0.13%
Juniata Valley
Peer Average

1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.83%
1.10%
Juniata Valley
Peer Average

Non-Performing Loans
/ Total Loans

Net Charge-Offs to
Average Loans

2008 Key Performance Ratio Comparisons to Local Peer Group

Loan Loss Reserve /
Total Loans

20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
18.41 %
13.31%
Juniata Valley
Peer Average

20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
17.53 %
12.23 %
Juniata Valley
Peer Average

12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
11.06 %
8.28%
Juniata Valley
Peer Average

Risk-Based Capital
Ratio (8% Minimum)

Tier 1 Risk Based
Capital Ratio (4% Minimum)

2008 Capital Ratio Comparisons to Local Peer Group

Leverage Ratio

(4% Minimum)

2009– Moving Ahead

Facing challenges

Q1 2009 vs. Q1 2008 Results

Q1 2009

Change from Q1 2008

Net Income

$1,410,000

0.6% Increase

Earnings per Share

$0.32

0.00% Increase

Total Assets (since year end)

$429,542,000

0.3% Increase

Net Interest Income

$4,017,000

3.5% Increase

Net Interest Margin

4.35%

2.4% Increase – 10 bp

Non-Interest Income/AA

1.16%

8.4% Increase – 9 bp

Non-Interest Expense/AA

3.00%

3.4% Increase – 10 bp

Return on Assets

1.32%

1.5% Decrease – 2 bp

Return on Equity

11.59%

0.0% Decrease – 1 bp

Juniata Valley Financial Corp.
Strategic Plan

Presented by Marcie Barber, Chief Operating Officer

Juniata Valley Bank

Strategy Map – Prioritized

Create Shareholder

Value Through

Total Return

Dividends

Financial Performance

Appreciation

Market Dynamics

Industry Perception

Image and Reputation

Financial Performance

Manage the Margin – Buy Low – Sell High

Trust  - Deposit fee income – Alternative Investments

Protect and Share Responsibly

Controllable  -  And not…..

Financial

Performance

Balance Sheet

Mix &

Margin

Grow

Non-interest

Income

Capital

Management

Operating

Expense

Efficiency

Developed Workforce

Developed

Workforce

Training &

Development

Recruit & Retain

The Right People

Organizational

Structure

Pay for

Performance

Loan Training

Compliance Training

Changing Roles

Community Office

Incentive program

Credit – Compliance - Security

Asset Growth and Expansion

Asset Growth

and

Expansion

Line of

Business

Integration

Brand & Marketing

to Customers,

Community, and

Shareholders

Acquisition and

Geographic

Expansion

Targeted

Segments

.

  Build the Team – Integrate Lines of Business

  Stable and strong

  Compatible markets and culture

  Bloom where you’re planted

Integration of Business

Lines

Customer Satisfaction

Customer

Satisfaction

Easy to Do

Business

With

Product Design

& Pricing

Service

Quality

Up to Date

Channel

Delivery

Convenience

Progressive Internet and

Bill pay services

Remote Capture

One size does not fit all

An Enduring Strategy

                                    3 Year Plan

  Grow the Earnings

   Grow the People

   Grow the Bank – Profitably through new markets
and business integration

    Grow the Base – Serve customers –Enhance Image

    Maximize Shareholder Value

Presented by Fran Evanitsky, CEO

Juniata Valley Financial Corp.
In Summary

Outlook for 2009

Out of our control.

FDIC deposit insurance assessments.

Potential for further declines in fair values of
equities investments leading to other-than-
temporary impairment charges.

Development of financial problems among
borrowers that may lead to loan defaults.

Juniata Valley Financial Corp.

Outlook for 2009

In our control.

Maintaining traditional sound business practices.

Supplying the members of our community with the
financial services they need.

Adhering to our basic philosophies.

Juniata Valley Financial Corp.

Our long-standing philosophies have the greatest
impact during economic conditions like those we now
face:

Juniata Valley Financial Corp.

Higher value in strong net interest margin than

in high growth rates.

Solid, repeatable non-interest revenues result

from service-focused strategies.

Continued cost controls are imperative.

An inheritance of 5 shares of Lewistown Trust Co. stock
in 1922, with a basis of $500, has grown to 5,148 shares,
valued at $85,000 today.

Another inheritance of 6,388 shares of Juniata Valley
stock was valued at $243,000 in 1993. 1,500 of those
shares were sold in 1994 for $58,500. Through stock
dividends and splits, the remaining shares have grown to
21,000 and are valued today at $346,500.

Juniata Valley Financial Corp.

Long-Term Returns on Capital and Shareholder Value

We’re
Strong,

We’re
Healthy,

We’re Here
for You

Firmly planted in Central Pennsylvania – 141 Years